EXHIBIT 31.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Ferrantino, certify that:

1	I have reviewed this Amendment No. 1 to the annual report filed on Form 10-K of M-tron Industries, Inc. for the year ended December 31, 2022; and
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

April 28, 2023	/s/ Michael Ferrantino
	Name:	Michael Ferrantino
	Title:	Chief Executive Officer (Principal Executive Officer)